                                                                    Exhibit 10.1


                                  CROSS RECEIPT


        In connection with the closing of the transactions contemplated by the Securities Purchase Agreement dated as of August 6, 2004 among Aquatic Cellulose International Corp. (the "Company"), AJW Partners, LLC (the "Buyer") and the other purchasers named therein, the Company and the Buyer acknowledge as follows:

        1. The Buyer hereby acknowledges receipt from the Company of a Convertible Debenture in the aggregate principal amount of Forty Thousand Dollars ($40,000) and Warrants to purchase 40,000 shares of the Company's Common Stock.

        2. The Company hereby acknowledges receipt from the Buyer, by wire transfer of immediately available funds, the sum of Forty Thousand Dollars ($40,000), said funds having been transferred to the company's account in accordance with the company's written instructions.

        IN WITNESS WHEREOF, the undersigned have executed this Cross Receipt this 6th day of August, 2004.


AQUATIC CELLULOSE INTERNATIONAL CORP.                        AJW PARTNERS, LLC
                                                             By:  SMS Group, LLC



By:/s/ Sheridan Westgarde                           By:/s/ Corey S. Ribotsky
   -------------------------------------               -------------------------
   Sheridan B. Westgarde                               Corey S. Ribotsky
   President and Chief Executive Officer               Manager

                                  CROSS RECEIPT


        In connection with the closing of the transactions contemplated by the Securities Purchase Agreement dated as of August 6, 2004 among Aquatic Cellulose International Corp. (the "Company"), AJW Offshore, Ltd. (the "Buyer") and the other purchasers named therein, the Company and the Buyer acknowledge as follows:

        1. The Buyer hereby acknowledges receipt from the Company of a Convertible Debenture in the aggregate principal amount of Ninety-Two Thousand Five Hundred Dollars ($92,500) and Warrants to purchase 92,500 shares of the Company's Common Stock.

        2. The Company hereby acknowledges receipt from the Buyer by wire transfer of immediately available funds, the sum of Ninety-Two Thousand Five Hundred Dollars ($92,500), said funds having been transferred to the Company's account in accordance with the Company's written instructions.

        IN WITNESS WHEREOF, the undersigned have executed this Cross Receipt this 6th day of August, 2004.


AQUATIC CELLULOSE INTERNATIONAL CORP.           AJW OFFSHORE, LTD.
                                                By: First Street Manager II, LLC


By:  /S/ SHERIDAN WESTGARDE                         By:/s/ Corey S. Ribotsky
   -------------------------------------               -------------------------
   Sheridan B. Westgarde                               Corey S. Ribotsky
   President and Chief Executive Officer               Manager

                                  CROSS RECEIPT


        In connection with the closing of the transactions contemplated by the Securities Purchase Agreement dated as of August 6, 2004 among Aquatic Cellulose International Corp. (the "Company"), AJW Qualified Partners, LLC (the "Buyer") and the other purchasers named therein, the Company and the Buyer acknowledge as follows:

        1. The Buyer hereby acknowledges receipt from the Company of a Convertible Debenture in the aggregate principal amount of One Hundred Ten Thousand Dollars ($110,000) and Warrants to purchase 110,000 shares of the Company's Common Stock.

        2. The Company hereby acknowledges receipt from the Buyer by wire transfer of immediately available funds, the sum of One Hundred Ten Thousand Dollars ($110,000), said funds having been transferred to the Company's account in accordance with the Company's written instructions.

        IN WITNESS WHEREOF, the undersigned have executed this Cross Receipt this 6th day of August, 2004.


AQUATIC CELLULOSE INTERNATIONAL CORP.                AJW QUALIFIED PARTNERS, LLC
                                                     By: AJW Manager, LLC



By:/s/ Sheridan Westgarde                           By:/s/ Corey S. Ribotsky
   -------------------------------------               -------------------------
   Sheridan B. Westgarde                               Corey S. Ribotsky
   President and Chief Executive Officer               Manager

                                  CROSS RECEIPT


        In connection with the closing of the transactions contemplated by the Securities Purchase Agreement dated as of August 6, 2004 among Aquatic Cellulose International Corp. (the "Company"), AJW Qualified Partners, LLC (the "Buyer") and the other purchasers named therein, the Company and the Buyer acknowledge as follows:

        1. The Buyer hereby acknowledges receipt from the Company of a Convertible Debenture in the aggregate principal amount of Seven Thousand Five Hundred Dollars ($7,500) and Warrants to purchase 7,500 shares of the Company's Common Stock.

        2. The Company hereby acknowledges receipt from the Buyer by wire transfer of immediately available funds, the sum of Seven Thousand Five Hundred Dollars ($7,500), said funds having been transferred to the Company's account in accordance with the Company's written instructions.

        IN WITNESS WHEREOF, the undersigned have executed this Cross Receipt this 6th day of August, 2004.


AQUATIC CELLULOSE INTERNATIONAL CORP.    NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                                         By: First Street Manager II, LLC



By:  /s/ Sheridan Westgarde                         By:/s/ Corey S. Ribotsky
   -------------------------------------               -------------------------
   Sheridan B. Westgarde                               Corey S. Ribotsky
   President and Chief Executive Officer               Manager